                                                                    Exhibit 10.9

                             MASTER LEASE AGREEMENT


This agreement is made the 26/th/ day of October 1994 between MARKET FINANCIAL

CORPORATION with its principal office at 90 W. Broadway #14 NYC 10007 (the

"Lessor"), and Resource Objectives, Inc. with its principal office at 67 East

Ridgewood Ave.  Ridgewood, NJ 07450 (the "Lessee").


     1. LEASE; TERM; RENTAL. Lessor hereby leases to Lessee and Lessee hereby rents from Lessor the equipment described on any attached schedule (hereafter, with all replacement parts, repairs, additions and accessories incorporated therein and/or affixed thereto, referred to as the "Equipment"), on terms and conditions set forth in this lease and on any such schedule (hereinafter such lease and any schedule referred to as the "lease") commencing (the "Commencement Date") on the first day of the month following the date that the equipment is delivered to and installed at Lessee's premises (the "Installation Date") and continuing thereafter for the full term indicated on such schedule. Each monthly payment of rent shall be payable on the first day of each month commencing with the Commencement Date provided, however, if the Installation Date does not fall on the first day of a month, the first payment shall be a pro rata portion of the monthly rental, calculated on a 30-day basis, and payable on the Installation Date. All payments of rent shall be made to the Lessor at its address or at such other place as Lessor may designate in writing. Lessee hereby authorizes Lessor to insert in this lease the serial numbers and other identification data of the Equipment, and dates or other omitted factual matters when determined by Lessor.

     2. PURCHASE AND ACCEPTANCE: NO WARRANTIES BY LESSOR. Lessee requests Lessor to purchase the Equipment from a seller (the "Seller") and arrange for delivery, to Lessee at Lessee's expense, which shall be deemed complete upon the Installation Date. Lessor shall have no responsibility for delay or failure of Seller to fill the order for the Equipment. LESSOR, NEITHER BEING THE MANUFACTURER OF, NOR A DEALER IN, NOR SUPPLIER OF THE EQUIPMENT, MAKES NO WARRANTY TO ANYONE, AS TO ANY MATTER WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE FITNESS, MERCHANTABILITY, DESIGN, CONDITION, CAPACITY, PERFORMANCE OR ANY OTHER ASPECT OF THE EQUIPMENT OR ITS MATERIAL OR WORKMANSHIP OR THE TAX OR ACCOUNTING TREATMENT OF THE LEASE. LESSOR DISCLAIMS ANY LIABILITY FOR LOSS, DAMAGE OR INJURY TO LESSEE OR THIRD PARTIES AS A RESULT OF ANY DEFECTS, LATENT OR OTHERWISE, IN THE EQUIPMENT. LESSOR SHALL HAVE NO OBLIGATION TO MAINTAIN, INSTALL, ERECT, TEST, ADJUST OR SERVICE THE EQUIPMENT. LESSOR SHALL NOT BE LIABLE FOR ANY INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES HOWSOEVER ARISING. IF THE EQUIPMENT IS UNSATISFACTORY FOR ANY

REASON, LESSEE SHALL MAKE CLAIM ON ACCOUNT SOLELY AGAINST THE MANUFACTURER AND/OR THE SUPPLIER AND SHALL NEVERTHELESS PAY LESSOR ALL RENT AND OTHER MONIES PAYABLE HEREUNDER. Lessor agrees to assign to Lessee, solely for the purpose of making and prosecuting any such claim, any rights it may have against the Seller for breach of warranty or representation respecting the Equipment. Notwithstanding any fees that may be paid to Seller or any agent of Seller, Lessee understands and agrees that neither the Seller nor any agent of the Seller is an agent of Lessor and that neither the Seller nor his agent is authorized to waive or alter any term or condition of this lease.

     3. TITLE. Lessor shall at all times retain title to the Equipment. All documents of title and evidences of delivery shall be delivered to Lessor. Lessee shall not change or remove any insignia or lettering which is on the equipment at the time of delivery thereof, or which is thereafter placed thereon, indicating Lessor's ownership thereof; and at any time during the lease term, upon request of Lessor, Lessee shall affix to the Equipment, in a prominent place, labels, plates or other markings supplied by Lessor stating that the Equipment is owned by Lessor. Lessor is hereby authorized by Lessee to cause this lease, or any statement or other instrument in respect of this lease showing the interest of Lessor in the Equipment, including Uniform Commercial Code Financing Statements, to be filed or recorded and refiled and re-recorded, and grants Lessor the right to execute Lessee's name thereto. Lessee agrees to execute and deliver any statement or instrument requested by lessor for such purpose. Lessee shall at its expense protect and defend Lessor's title against all persons claiming against or through Lessee, at all times keeping the Equipment free from any legal process or encumbrance whatsoever, including but not limited to liens, attachments, levies and executions, and shall give Lessor immediate written notice thereof and shall inemnify Lessor from any loss caused thereby. Lessee shall execute and deliver to Lessor, upon Lessor's request, such further instruments and assurances as Lessor deems necessary or advisable for the confirmation or perfection of Lessor's rights hereunder.

     4. CARE AND USE OF EQUIPMENT. Lessee shall maintain the Equipment in good operating condition, repair, and appearance, and protect the same from deterioration, other than normal wear and tear; shall use the Equipment in the regular course of business only, within its normal capacity, without abuse, and in a manner contemplated by the Seller; shall comply with all laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the equipment; shall not make any modification, alteration or addition to the Equipment (other than normal operating accessories or controls which shall, when added to the Equipment, become the property of the Lessor) without the prior written consent of Lessor, which shall not be unreasonably withheld; shall not so affix the Equipment to realty as to change its nature to real property or fixture, and agrees that the Equipment shall remain personal property at all times regardless of how attached or installed; shall keep the Equipment at the location shown on the schedule, and shall not remove the Equipment without the consent of Lessor, which shall not be unreasonably. Lessor shall have the right during normal hours, upon reasonable prior notice to the Lessee and subject to applicable laws and regulations, to enter upon the premises where the Equipment is located in order to inspect, observe or remove the Equipment, or otherwise protect Lessor's interest. For the purpose of assuring Lessor that the Equipment will be properly serviced, Lessee agrees, in the event that Lessor so requests, to cause the Equipment to be maintained by the Seller pursuant to the Seller's standard preventative maintenance contract or a comparable maintenance contract.

     5. NET LEASE: TAXES. Lessee intends the rental payments hereunder to be net to Lessor, and Lessee shall pay all sales, use, excise, personal property, stamp, documentary and ad valorem taxes, license and registration fees, assessments, fines, penalties and similar charges imposed on the ownership, possession or use of the Equipment during the term of this lease; shall pay all taxes (except Federal or State net income taxes) imposed on Lessor or Lessee with respect to the rental payments hereunder, and shall reimburse Lessor upon demand for any taxes paid by or advanced by Lessor with interest from date of Lessor's payment. Lessee shall file all returns required therefor and furnish copies to Lessor.

     6. INDEMNITY. Lessee shall and does hereby agree to indemnify and save Lessor, its agents, servants, successors, and assigns harmless from any and all liability, damages or loss, including reasonable counsel fees, arising out of the ownership, selection, possession, leasing, renting, operating (regardless of where, how and by whom operated) control, use, condition (including but not limited to latent and other defects, whether or not discoverable by Lessee), maintenance, delivery and return of the Equipment, or in the event that the Lessee shall be in default hereunder, arising out of the condition of any item of Equipment sold or disposed of after use by the Lessee. Lessor disclaims and shall not be responsible for any loss, damage or injury to persons or property caused by the Equipment, whether arising through the negligence of the Lessor or imposed by law. The indemnities and obligations herein provided shall continue in full force and effect notwithstanding the termination of this Agreement.

     7. INSURANCE. Lessee shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the replacement cost of the Equipment or the total unpaid rentals, whichever sum is greater. The amount of such insurance shall be sufficient so that neither Lessor nor Lessee will be considered a co-insurer. Lessee shall also carry public liability insurance, both personal injury and property damage, covering the Equipment. All such insurance shall be in form and with companies satisfactory to Lessor and shall provide that losses, if any shall be payable to Lessor or its assignee. All liability insurance shall include Lessor and/or assignee as named insured and all casualty insurance shall name Lessor and/or assignee as loss payee. Lessee shall pay the premiums for such insurance and deliver to Lessor satisfactory evidence of the insurance coverage required hereunder. Each insurer shall agree, by endorsement upon the policy or policies issued by it or by independent instrument furnished to Lessor, that it will give Lessor 30 days' prior written notice of the effective date of any alteration or cancellation of such policy. The proceeds of such insurance payable as a result of loss or of damage to any item of the Equipment shall be applied to satisfy Lessee's obligations as set forth in Paragraph 8 below. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of and execute and endorse all documents, checks or drafts received in payment for loss or damage under any such insurance policy.

     8. RISK OF LOSS. Lessee hereby assumes the entire risk of loss, damage or destruction of the Equipment from any and every cause whatsoever during the term of this lease and thereafter until redelivery to Lessor. In the event of loss, damage or destruction of any item of equipment, Lessee at its expense (except to the extent of any proceeds of insurance provided by Lessee which shall have been received by Lessor as a result of such loss, damage or destruction), and at Lessor's option, shall either (a) repair such item, returning it to its previous condition, unless damaged beyond repair, or (b) pay Lessor all unpaid rentals as may be allocated to such item, or (c) replace such item with a like item acceptable to Lessor, in good condition and of equivalent value, which shall become property of Lessor, included within the term "Equipment" as used herein, and leased from Lessor herewith for the balance of the full term of this lease.

     9. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATION. In the event Lessee fails to comply with any provision of this lease, Lessor shall have the right, but shall not be obligated, to effect such compliance on behalf of Lessee upon ten (10) days prior written notice to Lessee. In such event, all moneys expended by, and all expenses of, Lessor in effecting such compliance shall be deemed to be additional rental, and shall be paid by Lessee to Lessor at the time of the next monthly payment of rent.

     10. LEASE IRREVOCABILITY AND OTHE COVENANTS AND WARRANTIES OF LESSEE. Lessee agrees that this lease is irrevocable for the full term thereof; that Lessee's obligations under this lease are absolute and shall continue without abatement and regardless of any disability of Lessee to use the Equipment or any part thereof because of any reason including, but not limited to war, act of God, governmental regulations, strike, loss, damage, destruction, obsolescence, failure of or delay in delivery, failure of the Equipment properly to operate, termination by operation of law, or any other cause. Lessee warrants that the application, statements and financial reports submitted by it to Lessor are material inducements to the execution by Lessor of this lease. Lessee warrants that such applications, statements and reports are, and all information hereafter furnished by Lessee to Lessor will be, true and correct in all material respects as of the date submitted and that no such application, statement or report omits any material fact necessary to maske such application, statement or report not misleading. Lessee agrees to procure for Lessor such estoppel certificates, landlord's and mortgagee's waivers or other similar documents as Lessor may reasonably request. Lessee warrants that this lease has been duly authorized, and that no provisionn of this lease is inconsistent with Lessee's charter, by-laws, or any loan or credit agreement or other instrument to which Lessee is a party or by which Lessee or its property may be bound or affected.

     11. DEFAULT. Each of the following events is an "Event of Default": (a) Lessee's failure to pay, when due, any Rental payments or any other payment hereunder; or (b) Lessee's failure to pay, when due, any indebtedness of Lessee to Lessor arising independently of the Lease and such failure shall continue for five (5) days; or (c) Lessee's failure to perform any of the other terms, covenants or conditions of the Lease and such failure shall continue for ten
(10) days after written notice; or (d) any representation, warranty or statement made by Lessee or any guarantor of the Lease ("Guarantor"), whether contained in the Lease or in any guaranty, application, financial statement or other document delivered to Lessor in connection with the Lease, shall be untrue in any material respect; or (e) Lessee becomes insolvent or makes an assignment for the benefit of creditors; or (f) a receiver, trustee, conservator or liquidator of

Lessee of all or a substantial part of Lessee's assets is appointed with or without the application or consent of Lessee; or (g) a petition is filed by or against Lessee under the Bankruptcy Code or under any other insolvency law or laws providing for the relief of debtors.

     12. REMEDIES. If an Event of Default occurs, Lessor may exercise all remedies available to Lessor under applicable law and without limiting the foregoing, (a) recover from Lessee all Rental payments and other payments which are due and unpaid; (b) at any time, declare immediately due and payable the aggregate of all Rental payments and other payments which are payable under the Lease for the full term thereof and recover from Lessee the present value, computed to the day of default, at the rate of six percent (6%) per annum, of
(i) such aggregate rent, plus (ii) the anticipated residual value of the Equipment at the expiration of the term of the Lease; and (c) without notice of any kind to Lessee, and to the fullest extent permitted by law, enter into the premises where the Equipment is located and take possession of, and remove the Equipment, without liability to Lessee arising out of such entry, taking of possession or removal. Lessor may, at its option, store, use, lease, sell, or otherwise dispose of the removed Equipment and shall credit Lessee with any sums received from the disposition of the Equipment after deducting all expenses of retaking and disposition.

     If Lessee fails to comply with any provision of the Lease, Lessor shall have the right, but not the obligation, to affect compliance on behalf of Lessee upon ten (10) days prior written notice to Lessee. In such event, all monies expended by Lessor, and all expenses of Lessor in effecting such compliance, shall be deemed to be additional rent, and shall be paid by Lessee to Lessor at the time of the next Rental payment.

     Lessee shall also be liable for and shall pay to Lessor all (a) all expenses incurred by Lessor in connection with the enforcement of any of Lessor's remedies, (b) Lessor's reasonable attorney's fees and expenses, and (c) interest on all sums due Lessor from the date when the sums became due until paid, at the rate of one and one half percent (1 1/2%) per month but only to the extent permitted by law.

     When any payment is not made by Lessee within ten (10) days of the date when due, Lessee agrees to pay to Lessor, not later than one month thereafter, in addition to all amounts payable by Lessee as a result of the exercise of any of the remedies provided in the Lease, an amount calculated at the rate of ten cents ($.10) per one dollar of each such delayed payment, as an administrative fee to offset Lessor's collection costs, but only to the extent permitted by law.

     All remedies of Lessor are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently. The exercise of any one remedy shall not be deemed an election of such remedy or preclude the exercise of any other remedy. No failure on the part of the Lessor to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof or modify the terms of the Lease. In no event shall Lessor's recovery exceed the maximum recovery permitted by law.

     13. ASSIGNMENT. Lessor may, without Lessee's consent, assign or transfer this lease or any Equipment, any rent, or any other sums due or to become due hereunder, and in such event Lessor's assignee shall have all the rights, powers, privileges and remedies of Lessor hereunder. Lessor hereby agrees that upon such assignment Lessee shall not assert, as against such assignee, any defense, setoff, recoupment, claim or counterclaim, whether arising under this lease transaction or otherwise as a defense to the enforcement of this lease or recovery of the

Equipment by assignee. Lessee shall not assign this lease or any interests hereunder and shall not enter into any sublease with respect to the Equipment covered hereby without Lessor's prior written consent.

     14. RETURN OF PROPERTY. Upon the termination or expiration of this lease or any attached schedule, or any extension thereof, the Lessee shall forthwith deliver, freight prepaid, the Equipment to the Lessor, at an address designated by Lessor, complete and in good order and condition, reasonable wear and tear alone excepted. The Lessee shall also pay to the Lessor such sums as may be necessary to cover replacement for all damaged, broken or missing parts of the Equipment. If upon such expiration or termination the Lessee does not immediately return the Equipment to the Lessor, the Equipment shall continue to be held and leased hereunder, and this lease shall thereupon be extended indefinitely as to term at the same monthly rental, subject to the right of either the Lessee or the Lessor to terminate the Lease upon thirty (30) days' written notice, whereupon the Lessee shall forthwith deliver the Equipment to the Lessor as set forth in this Paragraph.

     15. ENTIRE AGREEMENT; CHANGES. This lease and any attached schedule contains the entire agreement between the parties and may not be altered, amended, modified, terminated or otherwise changed except in writing and signed by an officer of the Lessor and Lessee.

     16. NOTICE. All notices under the Lease shall be sufficient if given personally or mailed to the party intended at its respective address set forth herein, or at such other address as said party may provide in writing from time to time. Any such notice mailed to said address shall be effective when deposited in the United States mail, duly addressed, postage prepaid.

     17. BINDING EFFECT. The Lease shall inure to the benefit of, and be binding upon, the parties and their respective personal representatives, successors and assigns. Lessor and Lessee intend the Lease to be a valid and subsisting legal instrument, and agree that no provision of the Lease which may be deemed unenforceable shall in any way invalidate any other provision or provisions of the Lease, all of which shall remain in full force and effect.

     18. GOVERNING LAW; JURISDICTION; VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. The Lease shall be governed by the laws of the State of New York.
Lessee hereby consents to the jurisdiction of any Federal or State Court, located in New York County, New York with respect to any action commenced hereunder. Nothing contained herein is intended to preclude Lessor from commencing any action hereunder in any court having jurisdiction thereof.
Lessee agrees that service of process in any action shall be sufficient if made by first class certified mail, return receipt requested to the address of Lessee hereunder. TO THE EXTENT PERMITTED BY LAW, LESSEE WAIVES TRIAL BY JURY IN ANY ACTION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LEASE, OR THE TRANSACTIONS CONTEMPLATED HEREIN.


LESSOR;                               LESSEE:

MARKET FINANCIAL CORPORATION          Resource Objectives, Inc.

By           /s/                      By          /s/
  --------------------------             ------------------------

            Pres.                            President
  --------------------------             ------------------------
    Title                                  Title

                       MASTER LEASE AGREEMENT SCHEDULE 1


Forming a part of the Master Lease Agreement between Resource Objectives, Inc., Lessee and Market Financial Corporation, Lessor, dated October 26, 1994. This schedule incorporates the terms and conditions of said Master Lease Agreement.

EQUIPMENT:         Compunetix 96-Port Mini-Contex System
                   (5) Additional Analog Ports
                   (2) 24 Port Expansion Cards
EQUIPMENT LOCATION:  67 East Ridgewood Avenue  Ridgewood, NJ  07450

INSTALLATION DATE:          12/1/94

COMMENCEMENT DATE:          12/1/94

INITIAL TERM OF LEASE:  48 MONTHS

MONTHLY RENTAL: $3,750.00 and no tax. The first and last two payments ($11,250.00) are due upon the signing of this schedule. A stub payment of __ for the period to __ is also due upon the signing of this schedule.

ADDITIONAL PROVISIONS: At the expiration of the initial lease term, Lessee shall have the option to (a) Return the equipment to Lessor, (b) Purchase the equipment for its then Fair Market Value, or (c) Renew the lease for a rental amount based on the Fair Market Value. (d) Fair Market Value shall not exceed $6,250.00.

Lessee must give Lessor at least 90 days written notice regarding its intention to acquire the equipment at lease expiration. The lease will remain in effect and payments will be due and payable until such notice is given.


Agreed to:

Lessee:                               Lessor:

RESOURCE OBJECTIVES, INC.             MARKET FINANCIAL CORPORATION

By         /s/                        By             /s/
  -------------------------              ----------------------------

        President                                   Pres
  -------------------------              ----------------------------

Dated  October 26, 1994               Dated Accepted  12/1/94

                                    GUARANTY

     1.   Recitals.

          (a) This guaranty is made by the undersigned (hereinafter each called a "Guarantor"), in favor of MARKET FINANCIAL CORPORATION (hereinafter called "Market").

          (b) Market intends to enter into one or more equipment leases, loans or other financial transactions (collectively "Transactions") with Resource Objectives, Inc. (hereinafter called "Debtor") evidenced by certain equipment leases and schedules, notes, security agreements or other instruments ("Agreements").

          (c) Guarantor has a financial or other interest in Debtor and/or the Transactions, and expects to obtain a financial or other benefit if Market enters into the Transactions.

     2.   Guaranty.

     In order to induce Market to enter into the Transactions and the Agreements with Debtor, and in consideration thereof,

          (a) Guarantor, unconditionally guarantees to Market the prompt payment, when due, of all now existing or hereafter arising indebtedness or obligations of Debtor to Market of every kind or nature, however arising (hereinafter called the "indebtedness");

          (b) Guarantor unconditionally guarantees to Market the prompt, full and faithful performance and discharge by Debtor of each and every term, condition, agreement, representation, warranty and provision on the part of Debtor made in connection with the Transactions and Agreements or in any modification, amendment or substitution thereof.

          (c) Guarantor shall, on demand, reimburse Market for all expenses, collection charges, court costs and reasonable attorneys' fees incurred by Market in endeavoring to collect or enforce any of Market's rights and remedies against Debtor and/or Guarantor or any other person or concern liable thereto.

          (d) Guarantor shall pay all of the foregoing amounts and perform all of the foregoing terms, covenants and conditions notwithstanding that any part or all of the Transactions or Agreements shall be void or voidable as against Debtor or any of Debtor's creditors, including a trustee in bankruptcy of Debtor, by reason of any fact or circumstances including, without limitation, failure by any person to file any document or to take any other action to make any of the Transactions or Agreements enorceable in accordance with their respective terms. Guarantor also agrees that the obligations of Guarantor hereunder shall not be relieved in the event Market fails to protect or otherwise impairs any collateral.

     3.   Primary Nature of Guaranty.

     The liability of Guarantor hereunder is primary, absolute, unconditional, direct and independent of the obligations of Debtor. Nothing shall discharge or satisfy Guarantor's liability hereunder except the full performance and payment of all of Debtor's obligations to Market, with interest. Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of Debtor, unless and until all of said obligations have been paid or performed in full.

     4.   Waivers by Guarantor.

          (a) Guarantor waives notice of acceptance hereof and of all notices and demands of any kind to which Guarantor may be entitled including, without limitation, all demands of payment and notice of nonpayment, protest and dishonor to Guarantor, or Debtor, or the makers or endorsers of any notices or other instruments for which Guarantor is or may be liable hereunder. Guarantor further waives notice of and hereby consents to any agreement or arrangement for subordination, composition, arrangement, discharge or release of the whole or any part of Debtor's obligations under any of the Transactions or Agreements or release of other guarantors, or for compromise of any sums due in any way whatsoever, and the same shall in no way impair Guarantor's liability hereunder.

          (b) Guarantor waives any right to require Market to: (i) proceed against Debtor; (ii) proceed against or exhaust any security held by Market of Debtor or others; or (iii) pursue any other remedy which Market may have, including against any other guarantor of Debtor's obligations to Market.

          (c) Guarantor waives any and all right to a trial by jury in any action or proceeding based hereon. Guarantor also waives the benefit of any statue of limitations affecting Guarantor's liability hereunder or the enforcement thereof.

     5.   Guarantor's Property as Security for Guaranty.

     All sums at any time to Guarantor's credit and any of Guarantor's property at any time in Market's possession shall be deemed held by Market as security for any and all of Guarantor's obligations to Market hereunder.

     6.   Subordination

     Any and all present and future indebtedness and obligations of Debtor to Guarantor are hereby postponed in favor of and subordinated to the full payment and performance of all present and future obligations of Debtor to Market.

     7.   Events of Default.

     If Guarantor or Debtor should at any time become insolvent, or make a general assignment for the benefit of creditors, or if a proceeding shall be commenced by, against or in respect of Guarantor or Debtor under the Federal Bankruptcy Code or any state insolvency law, or if any individual Guarantor dies, any and all of Guarantor's obligations under this Guaranty shall, at Market's option, forthwith become due and payable without notice.

     8.   Continuing Nature of Guaranty.

     This is a continuing Guaranty. This instrument shall continue in full force and effect until terminated by the actual receipt by Market of written notice of termination from Guarantor. Such termination shall be applicable only to Agreements or Transactions having their inception thereafter, and rights and obligations arising out of Agreements or Transactions having their inception prior to such termination shall not be affected.

     9.   No Waiver by Market

     No failure, omission or delay on the part of Market in exercising any rights hereunder or in taking any action to collect or enforce payment or performance of any of the Agreements or any Transactions, either against Debtor or any other person liable therefore, shall operate as a waiver of any such right or shall, in any manner, prejudice the rights of Market against Guarantor.

     10.  Cumulative Remedies

     All of Markets' rights, remedies and recourse under the Agreements or Transactions or this Guaranty, are separate and cumulative and may be pursued separately, successively or concurrently, are non-exclusive and the exercise of any one or more of them, shall in no way limit or prejudice any other legal or equitable right, remedy or recourse to which Market may be entitled.

     11.  Modifications.

     No provision hereof shall be modified or limited, except by a written agreement expressly referring hereto and to the provision so modified or limited, and signed by Guarantor and Market.

     12.  Merger.

     This writing is intended by the parties as a final expression of this agreement of guaranty and is intended also as a complete and exclusive statement of the terms of this agreement of guaranty. No course of prior dealings between the parties, no usage of the trade, and no parole or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term used in this agreement of guaranty.

     13.  Severability.

     In case any one or more of the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     14.  Notices.

     Guarantor agrees that any notice or demand upon Guarantor shall be deemed to be sufficiently given or served if it is in writing and is personally served, or in lieu of personal service is mailed by first class certified mail, postage prepaid, or by private courier such as Federal Express, addressed to Guarantor at the addresses set forth below. Any notice or demand so mailed shall be deemed received on the date of actual receipt or the first business day following mailing, whichever first occurs.

     15.  Governing Law.

     This instrument shall for all purposes be governed by and interpreted in accordance with the laws of the State of New York. Guarantor consents to the personal jurisdiction of any Federal Court in the State of New York or any State Court located in New York County, New York with respect to any legal action commenced hereunder and to the fullest extent allowed by law Guarantor hereby waives any objection Guarantor may have to the venue of such Courts or the convenience of this forum. Nothing contained herein is intended to preclude Market from commencing any action hereunder in any court having jurisdiction thereof.

     16.  Successors and Assigns.

     This Guaranty shall inure to the benefit of Market, its successors and assigns and shall be binding on Guarantor and its successors and assigns or if Guarantor is an individual his or her executors, administrators and/or heirs.

IN WITNESS WHEREOF, the undersigned Guarantor has duly executed this Guaranty this 26/th/ day of Oct 1994.

                             INDIVIDUAL GUARANTORS


WITNESS:               /s/                                      /s/
        -----------------------------      -------------------------------------
                                                Signature of Guarantor

                                           465 Prospect St.  Glen Rock  NJ 07452
                                           -------------------------------------
                                           Home Address and Social Security
                                                Number    ###-##-####

WITNESS:
        -----------------------------      -------------------------------------
                                                Signature of Guarantor


                                           -------------------------------------
                                           Home Address and Social Security
                                                Number

                                           Home Tel #   (201) 612-5007

                                    GUARANTY

     1.   Recitals.

          (a) This guaranty is made by the undersigned (hereinafter each called a "Guarantor"), in favor of MARKET FINANCIAL CORPORATION (hereinafter called "Market").

          (b) Market intends to enter into one or more equipment leases, loans or other financial transactions (collectively "Transactions") with Resource Objectives, Inc. (hereinafter called "Debtor") evidenced by certain equipment leases and schedules, notes, security agreements or other instruments ("Agreements").

          (c) Guarantor has a financial or other interest in Debtor and/or the Transactions, and expects to obtain a financial or other benefit if Market enters into the Transactions.

     2.   Guaranty.

     In order to induce Market to enter into the Transactions and the Agreements with Debtor, and in consideration thereof,

          (a) Guarantor, unconditionally guarantees to Market the prompt payment, when due, of all now existing or hereafter arising indebtedness or obligations of Debtor to Market of every kind or nature, however arising (hereinafter called the "indebtedness");

          (b) Guarantor unconditionally guarantees to Market the prompt, full and faithful performance and discharge by Debtor of each and every term, condition, agreement, representation, warranty and provision of the part of Debtor made in connection with the Transactions and Agreements or in any modification, amendment or substitution thereof.

          (c) Guarantor shall, on demand, reimburse Market for all expenses, collection charges, court costs and reasonable attorneys' fees incurred by Market in endeavoring to collect or enforce any of Market's rights and remedies against Debtor and/or Guarantor or any other person or concern liable thereto.

          (d) Guarantor shall pay all of the foregoing amounts and perform all of the foregoing terms, covenants and conditions notwithstanding that any part or all of the Transactions or Agreements shall be void or voidable as against Debtor or any of Debtor's creditors, including a trustee in bankruptcy of Debtor, by reason of any fact or circumstances including, without limitation, failure by any person to file any document or to take any other action to make any of the Transactions or Agreements enorceable in accordance with their respective terms. Guarantor also agrees that the obligations of Guarantor hereunder shall not be relieved in the event Market fails to protect or otherwise impairs any collateral.

     3.   Primary Nature of Guaranty.

     The liability of Guarantor hereunder is primary, absolute, unconditional, direct and independent of the obligations of Debtor. Nothing shall discharge or satisfy Guarantor's liability hereunder except the full performance and payment of all of Debtor's obligations to Market, with interest. Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any assets or property of Debtor, unless and until all of said obligations have been paid or performed in full.

     4.   Waivers by Guarantor.

          (a) Guarantor waives notice of acceptance hereof and of all notices and demands of any kind to which Guarantor may be entitled including, without limitation, all demands of payment and notice of nonpayment, protest and dishonor to Guarantor, or Debtor, or the makers or endorsers of any notices or other instruments for which Guarantor is or may be liable hereunder. Guarantor further waives notice of and hereby consents to any agreement or arrangement for subordination, composition, arrangement, discharge or release of the whole or any part of Debtor's obligations under any of the Transactions or Agreements or release of other guarantors, or for compromise of any sums due in any way whatsoever, and the same shall in no way impair Guarantor's liability hereunder.

          (b) Guarantor waives any right to require Market to: (i) proceed against Debtor; (ii) proceed against or exhaust any security held by Market of Debtor or others; or (iii) pursue any other remedy which Market may have, including against any other guarantor of Debtor's obligations to Market.

          (c) Guarantor waives any and all right to a trial by jury in any action or proceeding based hereon. Guarantor also waives the benefit of any statue of limitations affecting Guarantor's liability hereunder or the enforcement thereof.

     5.   Guarantor's Property as Security for Guaranty.

     All sums at any time to Guarantor's credit and any of Guarantor's property at any time in Market's possession shall be deemed held by Market as security for any and all of Guarantor's obligations to Market hereunder.

     6.   Subordination

     Any and all present and future indebtedness and obligations of Debtor to Guarantor are hereby postponed in favor of and subordinated to the full payment and performance of all present and future obligations of Debtor to Market.

     7.   Events of Default.

     If Guarantor or Debtor should at any time become insolvent, or make a general assignment for the benefit of creditors, or if a proceeding shall be commenced by, against or in respect of Guarantor or Debtor under the Federal Bankruptcy Code or any state insolvency law, or if any individual Guarantor dies, any and all of Guarantor's obligations under this Guaranty shall, at Market's option, forthwith become due and payable without notice.

     8.   Continuing Nature of Guaranty.

     This is a continuing Guaranty. This instrument shall continue in full force and effect until terminated by the actual receipt by Market of written notice of termination from Guarantor. Such termination shall be applicable only to Agreements or Transactions having their inception thereafter, and rights and obligations arising out of Agreements or Transactions having their inception prior to such termination shall not be affected.

     9.   No Waiver by Market

     No failure, omission or delay on the part of Market in exercising any rights hereunder or in taking any action to collect or enforce payment or performance of any of the Agreements or any Transactions, either against Debtor or any other person liable therefore, shall operate as a waiver of any such right or shall, in any manner, prejudice the rights of Market against Guarantor.

     10.  Cumulative Remedies

     All of Markets' rights, remedies and recourse under the Agreements or Transactions or this Guaranty, are separate and cumulative and may be pursued separately, successively or concurrently, are non-exclusive and the exercise of any one or more of them, shall in no way limit or prejudice any other legal or equitable right, remedy or recourse to which Market may be entitled.

     11.  Modifications.

     No provision hereof shall be modified or limited, except by a written agreement expressly referring hereto and to the provision so modified or limited, and signed by Guarantor and Market.

     12.  Merger.

     This writing is intended by the parties as a final expression of this agreement of guaranty and is intended also as a complete and exclusive statement of the terms of this agreement of guaranty. No course of prior dealings between the parties, no usage of the trade, and no parole or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term used in this agreement of guaranty.

     13.  Severability.

     In case any one or more of the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     14.  Notices.

     Guarantor agrees that any notice or demand upon Guarantor shall be deemed to be sufficiently given or served if it is in writing and is personally served, or in lieu of personal service is mailed by first class certified mail, postage prepaid, or by private courier such as Federal Express, addressed to Guarantor at the addresses set forth below. Any notice or demand so mailed shall be deemed received on the date of actual receipt or the first business day following mailing, whichever first occurs.

     15.  Governing Law.

     This instrument shall for all purposes be governed by and interpreted in accordance with the laws of the State of New York. Guarantor consents to the personal jurisdiction of any Federal Court in the State of New York or any State Court located in New York County, New York with respect to any legal action commenced hereunder and to the fullest extent allowed by law Guarantor hereby waives any objection Guarantor may have to the venue of such Courts or the convenience of this forum. Nothing contained herein is intended to preclude Market from commencing any action hereunder in any court having jurisdiction thereof.

     16.  Successors and Assigns.

     This Guaranty shall inure to the benefit of Market, its successors and assigns and shall be binding on Guarantor and its successors and assigns or if Guarantor is an individual his or her executors, administrators and/or heirs.

IN WITNESS WHEREOF, the undersigned Guarantor has duly executed this Guaranty this 26/th/ day of Oct., 1994.


                              CORPORATE GUARANTOR

WITNESS:             /s/                    American Conferencing Company, Inc.
        ---------------------------        -------------------------------------
                                                       (Name of Guarantor)

                                           By:        /s/               Pres.
                                              ----------------------------------
                                                                (Title)

                            SECRETARY'S CERTIFICATE

I, _____________________ certify that I am the (assistant) secretary of American Conferencing Company, Inc., a _________ corporation; that at a meeting of the Board of Directors held on the ____ day of ___________, 19__, the foregoing Guaranty and the terms thereof was regularly introduced and it was resolved that the officers of this corporation were duly authorized to sign and deliver the same and a resolution to such effect appears in the minute book and is in full force and effect.

WITNESS OUR HANDS AND SEAL THIS _____ day of __________ ,
19__.

                                               /s/
                                 -------------------------------
                                          (Assistant) Secretary


[SEAL HERE]

                         COLLATERAL SECURITY AGREEMENT
                         -----------------------------

     As security for the payment and performance by Resource Objectives, Inc. ("Lessee") to Market Financial Corporation its successors and assigns (hereinafter collectively referred to as "Lessor") of (a) equipment lease agreement executed by Lessee and Lessor dated October 26, 1994, in the amount of One Hundred Twenty Five Thousand Dollars ($125,000.00), together with renewals or extensions thereof ("Lease"); (b) any and all obligations of any Lessee hereunder to Lessor, direct, indirect or contingent, joint or several, whether or not otherwise secured, and whether now existing or hereafter incurred; and
(c) any and all amounts advanced or expended by Lessor for the maintenance or preservation of the personal property described below; Lessee hereby pledges, assigns and grants to Lessor a security interest in the following (hereinafter collectively referred to as the "Collateral"):

All of the personal property, fixtures, trade fixtures, furniture and furnishings of the Lessee and of the Guarantor, American Conferencing Company, Inc., wherever located and whether now owned or in existence or hereafter acquired or created, of every kind and description, tangible or intangible, including, without limitation, all inventory, equipment, documents, instruments, chattel paper, accounts, contract rights and general intangibles.


The Lessor and the Lessee agree to the following Terms and Conditions:

                              TERMS AND CONDITIONS

     1. Lessee hereby warrants that he is the sole owner and in possession of all of said specifically described Collateral except such items as are specifically stated herein as not yet having been acquired by Lessee and as to such property, if any Lessee agrees, in order to effectuate the purposes of this agreement, forthwith to acquire and install in the herein described premises each and every item thereof, or its equivalent in quantity and quality; that the Collateral is, or when acquired will be, free and clear of all liens, encumbrances and adverse claims, with the exception of the security interest herein created. Lessee agrees to execute and deliver to Lessor at any time and from time to time such other security agreement or mortgages of chattels as Lessor may request, covering the Collateral or property the ownership of which is contemplated hereunder. Lessee agrees, at his own expense, to appear in and defend any and all actions and proceedings affecting title to the Collateral or any part thereof, or affecting the security interest of Lessor therein.

     2. Lessee hereby agrees: to do all acts which may be necessary to maintain, preserve and protect the Collateral and to keep the Collateral in good condition and repair; not to cause or permit any waste or unusual or unreasonable depreciation thereof or any act for which the Collateral might be confiscated; to pay before delinquency all taxes, assessments and liens now or hereafter imposed upon the Collateral; not to sell, lease, encumber or dispose of all or any part of the Collateral; at any time upon demand of Lessor to exhibit to and allow inspection by Lessor of the Collateral; not to remove or permit the removal of the Collateral, other than motor vehicles, from the premises where it is now located, nor of any motor vehicle from the Lessee's state, nor to change the address where any motor vehicle is regularly garaged, without the prior written consent of Lessor; to provide, maintain and deliver to Lessor policies insuring the Collateral against loss or damage by such risks and in such amounts, forms and companies as Lessor requires and with loss payable solely to Lessor. If Lessor takes possession of the Collateral, the insurance policy or policies and any unearned or returned premium thereon shall, at the option of Lessor, become the sole property of Lessor, upon Lessor crediting the amount of any unearned premium upon the obligations secured hereby, such policies being hereby pledged and assigned to Lessor.

     3. If Lessee fails to make any payment or do any act as herein required, then Lessor, but without obligation so to do, and without notice to or demand upon Lessee, may make such payments and do such acts as Lessor may deem necessary to protect its security interest in the Collateral, Lessor being hereby authorized (without limiting the general nature of the authority hereinabove conferred) to take possession of the Collateral, to pay, purchase, contest, and compromise any encumbrance, charge or lien which in the judgment of Lessor appears to be prior or superior to its security interest, and in exercising any such powers and authority to pay necessary expenses, employ counsel and pay reasonable fees therefor. Lessee hereby agrees to repay immediately, and without demand, all sums so expended by Lessor, with interest from date of expenditure at the rate of 1 1/2 percent per month or the maximum legal rate, whichever is less.

     4. Any officer of Lessor is hereby irrevocably appointed the attorney in fact of Lessee, with full power of substitution, to sign any certificate of ownership, registration card, application therefor, affidavits or documents necessary to transfer title to any of the Collateral, to receive and receipt for all licenses, registration cards and certificates of ownership and to do all acts necessary or incident to the powers granted to Lessor herein, as fully as Lessee might.

     5. Lessee hereby assigns to Lessor all rents, issues, income and profits of or from the Collateral. Any moneys received by Lessor under the provisions hereof may at its option be applied upon any indebtedness secured hereby, or released.

     6. It is specifically understood and agreed that Lessor may from time to time and without notice release or otherwise deal with any person now or hereafter liable for the payment or performance of any obligation hereunder or secured hereby, and renew, extend or alter the time or terms of payment of any such obligation, and release, surrender, or substitute any Collateral or other security for any such obligation, or accept any type of further security therefor, without in any way affecting the obligation hereunder of any Lessee, and consent is hereby given to delay or indulgence in enforcing payment or performance of any such obligation, and diligence, presentment, protest and demand and notice of every kind, as well as the right to require Lessor to proceed against any person liable for the payment of any such obligation or to foreclose upon, sell, or otherwise realize upon or collect or apply any other property, real or personal, securing any such obligation, as a condition or prior to proceeding hereunder, are hereby waived.

     7. Should: (1) default be made in the payment of any obligation, or breach be made of any warranty, statement, promise, term or condition, contained herein or hereby secured;

(2) any statement or representation made for the purpose of obtaining credit hereunder prove false; or (3) Lessor deems the Collateral inadequate or unsafe or in danger of misuse; then in any such event Lessor may, at its option and without demand first made and without notice to Lessee (if given, notice by ordinary mail to Lessee's address shown herein being sufficient), do any one or more of the following: (a) declare all sums secured hereby immediately due and payable; (b) immediately take possession of the Collateral wherever it may be found, using all necessary force to do so, or require Lessee to assemble the Collateral and make it available to Lessor at a place designated by Lessor which is reasonably convenient to Lessee and Lessor, and Lessee waives all claims for damages due to or arising from or connected with any such taking; (c) proceed in the foreclosure of Lessor's security interest and sale of the Collateral in any manner permitted by law, or provided for herein; (d) sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as Lessor may determine, and Lessor may purchase same at any such sale; (e) retain the Collateral in full satisfaction of the obligations secured thereby; (f) exercise any remedies of a secured party under the Uniform Commercial Code. Prior to any such disposition, Lessor may, at its option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as to Lessor may seem advisable; and any sums expended therefor by Lessor shall be repaid by Lessee and secured hereby; Lessor shall have the right to enforce one or more remedies hereunder successively or concurrently, and any such action shall not stop or prevent Lessor from pursuing any further remedy which it may have hereunder or by law. If a sufficient sum is not realized from any such disposition of Collateral to pay all obligations secured by this security agreement, Lessee hereby promises and agrees to pay Lessor any deficiency.

     8. In any action of foreclosure plaintiff shall be entitled to the appointment of a receiver, without notice, to take possession of all or any part of the Collateral and to exercise such powers as the Court shall confer upon him.

     9. Should a receiver for the real property hereinbefore described be appointed under any deed of trust or other security held by Lessor, Lessee consents and agrees that said receiver (with the consent of Lessor) may, without compensation to Lessee, use the Collateral in operating said real property, and may take possession of the Collateral independent of the operation of said real property.

     10. The right to plead the statute of limitations as a defense to any and all obligations secured hereby is hereby waived, to the full extent permissible by law.

     11. Time and exactitude of each of the terms, obligations, covenants and conditions are hereby declared to be the essence hereof. No waiver by Lessor of any breach or default shall be deemed a waiver of any breach or default thereafter occurring and the taking of any action by Lessor shall not be deemed to be an election of that action but rather the rights and privileges and options granted to Lessor under the terms hereof shall be deemed cumulative, the one with the other and not alternative.

     12. Should the Collateral be sold, with or without the consent of the Lessor, then it is expressly agreed that the proceeds from said sale are hereby assigned to the Lessor, NOT TO EXCEED THE PAYOFF OF THE LEASE AT THAT TIME.

     13. Lessee agrees to execute any additional documents deemed necessary by Lessor to assure the perfection of the security interest created hereunder and to pay any fees or charges paid by Lessor in connection with the perfection of or continue the perfection of the security interest created hereunder.


Dated:  Oct. 26, 1994

Market Financial Corporation         Resource Objectives, Inc.
Lessor                               Lessee


By:            /s/                   By:              /s/
   -----------------------------        -----------------------------
Title:         Pres                  Title:    President
      --------------------------           --------------------------

MARKET FINANCIAL
CORPORATION


October 26, 1994

David Lipsky
Resource Objectives, Inc.
67 East Ridgewood Avenue
Ridgewood, NJ  07450

RE:  Lease with Resource Objectives, Inc.
     American Conferencing Company, Inc. as Guarantor

Dear David:

It is a condition of our Lease that Resource Objectives, Inc. agrees to subordinate any and all liens and security interests that you may have, whether now in existence or hereafter arising to Market Financial Corporation's lien on all of the assets of American Conferencing Company, Inc.

Market Financial Corporation will have a priority interest in all of the assets of American Conferencing Company, Inc. irrespective of time or order of attachment or perfection of the security interests or the time or order of the filings of Uniform Commercial Code financing statements or amendments.

This agreement will be binding between Resource Objectives, Inc. and Market Financial Corporation and their respective successors and assigns.

Sincerely,

 /s/
Steve Robbins
President

SR/ish

Accepted and Agreed:

Resource Objectives, Inc.

By:            /s/
   -----------------------------


90 West Broadway #14 New York, New York 10007 (212) 385-9503 tel (212) 385-9502 fax